UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act 1934

Date of Report (Date of earliest event reported)

May 8, 2009

The Estée Lauder Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York		10153
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

212-572-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2009, the Board of Directors of The Estée Lauder Companies Inc. (the “Company”) approved amendments to Article V (Officers) of the Company’s Amended and Restated Bylaws (the “Bylaws”) to (i) reflect the creation of the office of Executive Chairman and (ii) to require that an officer’s notice of resignation be provided in writing.  The preceding is qualified in its entirety by reference to the Company’s Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

ITEM 9.01                                       Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of The Estée Lauder Companies Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTĒE LAUDER COMPANIES INC.

Date: May 12, 2009	By:	/s/ Spencer G. Smul
Spencer G. Smul
Senior Vice President, Deputy General Counsel and Secretary

THE ESTĒE LAUDER COMPANIES INC.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of The Estée Lauder Companies Inc.